UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 04, 2009
Date of Report (Date of earliest event reported)
Cbcom Inc
(Exact name of registrant as specified in its charter)

Delaware	000-32109	95-4635025

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

16830 Ventura Blvd Suite 211 Encino, California	91836

(Address of principal executive offices)	(Zip Code)
8184610800
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events
Signatures

Item 8.01  Other Events

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cbcom Inc
Date: June 04, 2009	By:	/s/ cb com
cb com
CFO